UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                              615 E. MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 414) 765-5340
                                 -------------
               Registrant's telephone number, including area code

Date of fiscal year end: FEBRUARY 28, 2006
                         -----------------

Date of reporting period:  FEBRUARY 28, 2006
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                               The American Trust
                                Allegiance Fund

                                One Court Street
                         Lebanon, New Hampshire  03766

                                 ANNUAL REPORT

                               FOR THE YEAR ENDED

                               FEBRUARY 28, 2006

April 2006

Dear Fellow Shareholder,

It is our pleasure to provide you with the American Trust Allegiance Fund Annual Report for the twelve months ending February 28, 2006.

During these twelve months the Fund grew nicely, realizing a total return of 8.36%, essentially in line with its benchmark, the Standard & Poor's 500 Index which had a total return of 8.40% during the same period.

The Fund's overweighting in utilities certainly helped performance as longer term interest rates stayed surprisingly steady despite the Federal Reserve Board's constant increase of short-term rates. The overweighting in energy stocks aided performance as well. The price per barrel rose steadily and with other commodities threatened to push inflation higher. However, with significant productivity gains (alluded to below) inflation remained quiescent which helped keep stock prices on track. The focus on industrial and financial services companies also helped performance as economic growth aided the earnings of these companies. The two major sectors that were particularly weak during this 12-month period were consumer discretion and consumer staples which underperformed the S&P 500 Index and dragged down Fund performance.

The last 12 months have not only seen continued economic growth in the U.S but also worldwide. Though fair trade practices of the U.S. have resulted in a large trade deficit, it has also generated the beginnings of a middle class in many nations and economic dependency with China and many other nations that have never before had a stake in protecting the viability of our economy. Though foreign governments have financed much of our public debt, they also can no longer afford to hurt their major trading partner by suddenly withdrawing that support. This world interdependency is a healthy development for world economic growth as well as for better working relationships between disparate countries and cultures. These developments have fostered strong economic and stock market growth in overseas markets over the past 12 months relative to the U.S. market. This trend is also widely expected to continue. However, the International Monetary Fund (IMF) predicts that the U.S. economy will enjoy the fastest growth of the advanced economies in 2006. Couple that with the fact that valuations of quality large cap growth stocks including many multinationals are near the bottom of their 5-year range and one can reasonably argue that U.S. stocks will provide stronger performance relative to international stocks in 2006.

Another prime determinant of stock performance is Federal Reserve Board (Fed) monetary policy. No one knows when the Fed will stop raising interest rates. They have now raised rates 1/4 of a point 15 consecutive times. We do know however, that the Fed is closer to the end of the tightening process than to the beginning. Most economists believe the Fed will stop raising rates near the middle of 2006. Historically, this has resulted in a stock market rally. In any case, the advent of a more accommodative Federal Reserve policy should help U.S. stocks.

One nagging concern is the price of oil and other commodities adding to inflation. The Federal Reserve pointed out, however, in its March 28, 2006 monetary report, that strong productivity gains in the U.S. have effectively mitigated the effects of higher raw material costs. Not surprisingly, and somewhat related, spending in the U.S. on technology has been very strong and has now even surpassed the peak before the last recession. Despite strong technology sales, many of these leading companies are still selling near their lowest valuations in 5 years. We expect that, with the moderate strength of the U.S. economy in 2006, stock valuation levels will improve. However, if the economy should slow unexpectedly, the Federal Reserve should provide supportive monetary policy to strengthen the capital markets.

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely,

/s/Paul H. Collins

Paul H. Collins

Past performance is not a guarantee of future results.

THE FUND MAY INVEST IN SMALL- AND MEDIUM-CAPITALIZATION COMPANIES, WHICH TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGER-CAPITALIZATION COMPANIES.

The S&P 500 Index is an unmanaged index commonly used to measure performance of U.S. stocks. This index is not available for investment and does not incur charges or expenses.

COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE AMERICAN TRUST ALLEGIANCE FUND VS THE S&P 500 COMPOSITE STOCK PRICE INDEX

                             American Trust             S&P 500 Composite
          Date          Allegiance Fund (ATAFX)         Stock Price Index
          ----          -----------------------         -----------------
         3/11/97                $10,000                      $10,000
         8/31/97                $11,450                      $11,180
         2/28/98                $13,480                      $13,150
         8/31/98                $12,110                      $12,085
         2/28/99                $17,183                      $15,744
         8/31/99                $17,893                      $16,897
       2/29/2000                $25,942                      $17,593
       8/31/2000                $28,337                      $19,657
       2/28/2001                $17,463                      $16,151
       8/31/2001                $14,931                      $14,863
       2/28/2002                $15,043                      $14,615
       8/31/2002                $13,201                      $12,189
       2/28/2003                $11,724                      $11,300
       8/31/2003                $14,272                      $13,660
       2/29/2004                $15,835                      $15,653
       8/31/2004                $15,460                      $15,225
       2/28/2005                $17,173                      $16,747
       8/31/2005                $17,259                      $17,138
       2/28/2006                $18,610                      $18,153

                                                                      SINCE
                                                                    INCEPTION
TOTAL RETURN:                             1 YEAR  5 YEARS*<F1>   (3/11/97)*<F1>
-------------                             ------  ------------   --------------
American Trust Allegiance Fund            8.36%       1.28%           7.17%
S&P 500 Composite Stock Price Index       8.40%       2.36%           6.87%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Indices do not incur expenses and are not available for investment.

*<F1> Average annual total return represents the average change in account value over the periods indicated.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

EXPENSE EXAMPLE AT FEBRUARY 28, 2006 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/05 - 2/28/06).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            BEGINNING         ENDING          EXPENSES PAID
                          ACCOUNT VALUE   ACCOUNT VALUE       DURING PERIOD
                              9/1/05         2/28/06      9/1/05 - 2/28/06*<F2>
                          -------------   -------------   ---------------------
Actual                      $1,000.00       $1,078.30             $7.47
Hypothetical (5% return     $1,000.00       $1,017.60             $7.25
before expenses)

*<F2> Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

ALLOCATION OF PORTFOLIO ASSETS AT FEBRUARY 28, 2006 (UNAUDITED)

Consumer Discretionary                                   15%
Consumer Staples                                          8%
Energy                                                   10%
Financials                                               23%
Industrials                                              11%
Information Technology                                   20%
Materials                                                 3%
Telecommunication Services                                2%
Utilities                                                 4%
Short-Term Investments                                    4%

SCHEDULE OF INVESTMENTS AT FEBRUARY 28, 2006

  Shares    COMMON STOCKS:  96.07%                                     Value
  ------    ----------------------                                     -----
            AEROSPACE & DEFENSE:  2.35%
   2,400    L-3 Communications Holdings, Inc.                      $   199,464
   5,400    United Technologies Corp.                                  315,900
                                                                   -----------
                                                                       515,364
                                                                   -----------
            AUTO SYSTEMS/BUILDING CONTROLS:  0.91%
   2,800    Johnson Controls, Inc.                                     199,556
                                                                   -----------
            BANKS:  8.64%
   8,100    Bank of America Corp.                                      371,385
  10,200    Citigroup, Inc.                                            472,974
   8,700    J.P. Morgan Chase & Co.                                    357,918
   3,400    Wells Fargo & Co.                                          218,280
   5,700    Zions Bancorporation                                       470,364
                                                                   -----------
                                                                     1,890,921
                                                                   -----------
            BROADCASTING & CABLE:  0.60%
   4,900    Comcast Corp. - Class A*<F3>                               131,075
                                                                   -----------
            CHEMICALS - SPECIALTY:  1.27%
   7,700    Ecolab, Inc.                                               278,663
                                                                   -----------
            COMMUNICATIONS:  2.11%
  13,308    Sprint Nextel Corp.                                        319,791
   4,200    Verizon Communications, Inc.                               141,540
                                                                   -----------
                                                                       461,331
                                                                   -----------
            COMMUNICATIONS EQUIPMENT:  2.13%
   7,500    Corning, Inc.*<F3>                                         183,075
   6,000    QUALCOMM, Inc.                                             283,260
                                                                   -----------
                                                                       466,335
                                                                   -----------
            COMPUTER HARDWARE:  3.92%
   4,600    Apple Computer, Inc.*<F3>                                  315,284
   9,000    Dell, Inc.*<F3>                                            261,000
   3,500    International Business Machines Corp.                      280,840
                                                                   -----------
                                                                       857,124
                                                                   -----------
            COMPUTER SOFTWARE:  4.27%
   7,900    Adobe Systems, Inc.                                        305,098
   5,100    Autodesk, Inc.                                             192,015
  16,300    Microsoft Corp.                                            438,470
                                                                   -----------
                                                                       935,583
                                                                   -----------
            CONTAINERS & PACKAGING:  1.05%
   5,400    Ball Corp.                                                 230,040
                                                                   -----------
            DIVERSIFIED FINANCIAL SERVICES:  9.88%
   5,300    American Express Co.                                       285,564
   5,560    Ameriprise Financial, Inc.                                 252,869
   2,000    Capital One Financial Corp.                                175,200
   2,700    The Goldman Sachs Group, Inc.                              381,483
   2,925    Legg Mason, Inc.                                           381,976
   4,600    Merrill Lynch & Co., Inc.                                  355,166
   5,300    State Street Corp.                                         331,144
                                                                   -----------
                                                                     2,163,402
                                                                   -----------
            ELECTRIC UTILITIES:  3.93%
   1,700    Dominion Resources, Inc.                                   127,670
   7,700    Exelon Corp.                                               439,747
   3,500    FPL Group, Inc.                                            146,755
   2,800    TXU Corp.                                                  146,692
                                                                   -----------
                                                                       860,864
                                                                   -----------
            ELECTRICAL EQUIPMENT:  1.72%
   4,600    Emerson Electric Co.                                       376,326
                                                                   -----------
            ENERGY EQUIPMENT & SERVICES:  3.56%
   1,550    Baker Hughes, Inc.                                         105,353
   3,200    Cal Dive International, Inc.*<F3>                          112,672
   1,800    Halliburton Co.                                            122,400
   1,550    Nabors Industries Ltd.*<F3>#<F4>                           102,223
   2,000    Oceaneering International, Inc.*<F3>                       110,280
   1,125    Schlumberger Ltd.#<F4>                                     129,375
   1,300    Transocean, Inc.*<F3>#<F4>                                  96,434
                                                                   -----------
                                                                       778,737
                                                                   -----------
            FOOD DISTRIBUTORS:  0.99%
   7,200    Sysco Corp.                                                216,648
                                                                   -----------
            FOOD PRODUCTS:  5.71%
   2,600    Bunge Ltd.#<F4>                                            147,394
   5,300    Dean Foods Co.*<F3>                                        198,591
   2,500    General Mills, Inc.                                        123,125
   7,100    Hershey Foods Corp.                                        363,165
   2,700    Kellogg Co.                                                119,637
   4,700    Wm. Wrigley Jr. Co.                                        298,638
                                                                   -----------
                                                                     1,250,550
                                                                   -----------
            HOUSEHOLD PRODUCTS & PERSONAL CARE:  1.32%
   5,300    Colgate-Palmolive Co.                                      288,744
                                                                   -----------
            INDUSTRIAL GASES:  0.89%
   3,600    Praxair, Inc.                                              194,328
                                                                   -----------
            INDUSTRIAL MACHINERY:  3.31%
   6,400    Caterpillar, Inc.                                          467,712
   1,125    Illinois Tool Works, Inc.                                   96,570
   3,900    Ingersoll-Rand Co. Ltd. - Class A#<F4>                     160,017
                                                                   -----------
                                                                       724,299
                                                                   -----------
            INSURANCE - MULTI-LINE:  1.43%
   4,700    American International Group, Inc.                         311,892
                                                                   -----------
            INTERNET SOFTWARE & SERVICES:  1.63%
     675    Google, Inc. - Class A*<F3>                                244,769
   3,500    Yahoo!, Inc.*<F3>                                          112,210
                                                                   -----------
                                                                       356,979
                                                                   -----------
            MEDIA:  4.27%
   4,600    The McGraw-Hill Companies, Inc.                            244,214
  10,800    The Walt Disney Co.                                        302,292
  16,400    Time Warner, Inc.                                          283,884
   3,400    Tribune Co.                                                104,040
                                                                   -----------
                                                                       934,430
                                                                   -----------
            MULTILINE RETAIL:  1.67%
   9,600    Nordstrom, Inc.                                            364,800
                                                                   -----------
            NETWORKING EQUIPMENT:  1.20%
  13,020    Cisco Systems, Inc.*<F3>                                   263,525
                                                                   -----------
            OIL & GAS:  6.50%
   1,450    Burlington Resources, Inc.                                 130,761
   4,750    Chevron Corp.                                              268,280
   3,500    ConocoPhillips                                             213,360
   9,900    Exxon Mobil Corp.                                          587,763
   1,325    Suncor Energy, Inc.#<F4>                                    99,044
   2,300    Valero Energy Corp.                                        123,717
                                                                   -----------
                                                                     1,422,925
                                                                   -----------
            REAL ESTATE:  1.63%
   4,200    Boston Properties, Inc.                                    355,614
                                                                   -----------
            RETAIL - HOME IMPROVEMENT:  2.42%
   8,700    Fastenal Co.                                               382,017
   2,150    Lowe's Cos., Inc.                                          146,587
                                                                   -----------
                                                                       528,604
                                                                   -----------
            SEMICONDUCTORS:  4.63%
  10,100    Applied Materials, Inc.                                    185,234
  10,800    Intel Corp.                                                222,480
   1,900    Linear Technology Corp.                                     70,034
   6,100    Marvell Technology Group Ltd.*<F3>#<F4>                    373,442
   1,700    Maxim Integrated Products, Inc.                             66,453
   3,200    Texas Instruments, Inc.                                     95,520
                                                                   -----------
                                                                     1,013,163
                                                                   -----------
            SERVICES - DATA PROCESSING:  1.76%
   5,100    First Data Corp.                                           230,163
   3,850    Paychex, Inc.                                              154,192
                                                                   -----------
                                                                       384,355
                                                                   -----------
            SPECIALTY RETAIL:  6.83%
   2,650    Bed Bath & Beyond, Inc.*<F3>                                95,506
   7,650    Chico's FAS, Inc.*<F3>                                     359,932
   8,100    Coach, Inc.*<F3>                                           289,332
   3,800    Nike, Inc. - Class B                                       329,764
   6,525    Staples, Inc.                                              160,123
   6,450    Williams-Sonoma, Inc.*<F3>                                 261,161
                                                                   -----------
                                                                     1,495,818
                                                                   -----------
            THRIFTS & MORTGAGE FINANCE:  1.20%
   3,700    Golden West Financial Corp.                                262,811
                                                                   -----------
            TRANSPORTATION:  2.34%
   4,800    Expeditors International of Washington, Inc.               373,392
   1,300    FedEx Corp.                                                139,412
                                                                   -----------
                                                                       512,804
                                                                   -----------
            TOTAL COMMON STOCKS
              (Cost $16,937,090)                                    21,027,610
                                                                   -----------
            SHORT-TERM INVESTMENTS:  4.05%

 887,063    Federated Cash Trust Treasury
              Money Market Fund
              (Cost $887,063)                                          887,063
                                                                   -----------

            Total Investments in Securities
              (Cost $17,824,153):  100.12%                          21,914,673
            Liabilities in Excess of Other Assets:  (0.12)%            (26,457)
                                                                   -----------
            Net Assets:  100.00%                                   $21,888,216
                                                                   -----------
                                                                   -----------

*<F3>  Non-income producing security.
#<F4>  U.S. security of a foreign issuer.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT FEBRUARY 28, 2006

ASSETS
  Investments in securities, at value (cost $17,824,153)           $21,914,673
  Cash                                                                     596
  Receivables:
     Dividends and interest                                             33,140
     Fund shares sold                                                    1,065
  Prepaid expenses                                                       7,873
                                                                   -----------
       Total assets                                                 21,957,347
                                                                   -----------
LIABILITIES
  Payables:
     Fund shares redeemed                                                7,290
     Due to adviser                                                      9,321
     Administration fees                                                 7,117
     Audit fees                                                         16,001
     Transfer agent fees                                                 7,665
     Custodian fees                                                      1,546
     Fund accounting fees                                                5,108
     Trustee fees                                                        2,151
     Shareholder reporting fees                                         11,048
     Chief Compliance Officer fee                                          999
  Accrued other expenses                                                   885
                                                                   -----------
       Total liabilities                                                69,131
                                                                   -----------
NET ASSETS                                                         $21,888,216
                                                                   -----------
                                                                   -----------
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
    PER SHARE [$21,888,216/1,259,868 shares
    outstanding; unlimited number of shares
    (par value $0.01) authorized]                                       $17.37
                                                                        ------
                                                                        ------
COMPONENTS OF NET ASSETS
  Paid-in capital                                                  $24,212,046
  Undistributed net investment income                                   11,058
  Accumulated net realized loss on investments                      (6,425,408)
  Net unrealized appreciation on investments                         4,090,520
                                                                   -----------
       Net assets                                                  $21,888,216
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2006

INVESTMENT INCOME
  Income
     Dividends (net of foreign tax withheld of $78)                 $  315,866
     Interest                                                           21,689
                                                                    ----------
       Total income                                                    337,555
                                                                    ----------
  Expenses
     Advisory fees (Note 3)                                            210,776
     Transfer agent fees                                                45,510
     Administration fees (Note 3)                                       44,373
     Fund accounting fees                                               28,157
     Registration fees                                                  18,060
     Audit fees                                                         16,012
     Legal fees                                                         11,243
     Reports to shareholders                                             9,672
     Miscellaneous                                                       7,538
     Chief Compliance Officer fee (Note 3)                               6,000
     Trustee fees                                                        5,777
     Insurance expense                                                   4,206
     Custody expense                                                     2,737
                                                                    ----------
       Total expenses                                                  410,061
       Less: advisory fee waiver (Note 3)                              (88,350)
                                                                    ----------
       Net expenses                                                    321,711
                                                                    ----------
          NET INVESTMENT INCOME                                         15,844
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                   1,412,456
  Net change in unrealized
    appreciation on investments                                        303,197
                                                                    ----------
     Net realized and unrealized gain on investments                 1,715,653
                                                                    ----------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                                  $1,731,497
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                              Year Ended          Year Ended
                                          February 28, 2006   February 28, 2005
                                          -----------------   -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income                      $    15,844         $    14,620
  Net realized gain on investments             1,412,456           1,245,281
  Net change in unrealized
    appreciation on investments                  303,197             557,067
                                             -----------         -----------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS               1,731,497           1,816,968
                                             -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                     (14,620)                 --
                                             -----------         -----------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets
    derived from net change
    in outstanding shares (a)<F5>             (3,384,359)         (1,308,175)
                                             -----------         -----------
     TOTAL INCREASE/(DECREASE)
       IN NET ASSETS                          (1,667,482)            508,793
                                             -----------         -----------
NET ASSETS
  Beginning of year                           23,555,698          23,046,905
                                             -----------         -----------
  END OF YEAR                                $21,888,216         $23,555,698
                                             -----------         -----------
                                             -----------         -----------
  Includes undistributed
    net investment income of                 $    11,058         $    14,620
                                             -----------         -----------
                                             -----------         -----------

(a)<F5>   A summary of share transactions is as follows:

                               Year Ended                  Year Ended
                            February 28, 2006           February 28, 2005
                           -------------------         --------------------
                           Shares        Value         Shares         Value
                           ------        -----         ------         -----
Shares sold                57,980      $   937,750     148,324     $ 2,263,415
Shares issued in
  reinvestment
  of distributions            820           13,951          --              --
Shares redeemed          (267,713)      (4,336,060)   (237,631)     (3,571,590)
                         --------      -----------    --------     -----------
Net decrease             (208,913)     $(3,384,359)    (89,307)    $(1,308,175)
                         --------      -----------    --------     -----------
                         --------      -----------    --------     -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                 Year Ended

                                    2/28/06        2/28/05        2/29/04        2/28/03        2/28/02
                                    -------        -------        -------        -------        -------
Net asset value,
  beginning of year                  $16.04         $14.79         $10.94         $14.05         $16.76
                                     ------         ------         ------         ------         ------
INCOME FROM
  INVESTMENT OPERATIONS:
   Net investment
     income/(loss)                     0.01           0.01          (0.04)         (0.04)         (0.08)
   Net realized and
     unrealized gain/(loss)
     on investments                    1.33           1.24           3.89          (3.07)         (2.24)
                                     ------         ------         ------         ------         ------
   Total from
     investment operations             1.34           1.25           3.85          (3.11)         (2.32)
                                     ------         ------         ------         ------         ------
Less distributions:
   From net
     investment income                (0.01)            --             --             --             --
   From net realized gain                --             --             --             --          (0.39)
                                     ------         ------         ------         ------         ------
   Total distributions                (0.01)            --             --             --          (0.39)
                                     ------         ------         ------         ------         ------
Net asset value, end of year         $17.37         $16.04         $14.79         $10.94         $14.05
                                     ------         ------         ------         ------         ------
                                     ------         ------         ------         ------         ------
Total return                           8.36%          8.45%         35.19%        (22.14)%       (13.86)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
  of year (thousands)               $21,888        $23,556        $23,047        $18,347        $26,076
Ratio of expenses to
  average net assets:
   Before expense
     reimbursement                     1.85%          1.84%          1.79%          1.95%          1.80%
   After expense
     reimbursement                     1.45%          1.45%          1.45%          1.45%          1.45%
Ratio of net investment
  income/(loss) to
  average net assets:
   Before expense
     reimbursement                    (0.33)%        (0.33)%        (0.62)%        (0.83)%        (0.87)%
   After expense
     reimbursement                     0.07%          0.06%         (0.28)%        (0.33)%        (0.52)%
Portfolio turnover rate               27.09%         35.39%        108.15%        108.19%         73.96%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT FEBRUARY 28, 2006

NOTE 1 - ORGANIZATION

  The American Trust Allegiance Fund (the "Fund") is a diversified series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund began operations on March 11, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doesn't represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value.

  B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

  D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

  E. REITs. The Fund has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

  F. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2006, the Fund decreased accumulated net realized loss on investments and undistributed net investment income by $4,786 due to certain permanent book and tax differences.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  For the year ended February 28, 2006, American Trust Investment Advisors, LLC (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2006, the Fund incurred $210,776 in advisory fees.The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.45% of average net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended February 28, 2006, the Advisor reduced its fees in the amount of $88,350; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $246,870 at February 28, 2006. Cumulative expenses subject to recapture expire as follows:

                Year                       Amount
                ----                       ------
                2007                      $ 71,145
                2008                        87,375
                2009                        88,350
                                          --------
                                          $246,870
                                          --------
                                          --------

  U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

  For the year ended February 28, 2006, the Fund incurred $44,373 in administration fees.

  U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund's Custodian.

  Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

  Certain officers of the Fund are also officers of the Administrator and Distributor.

  For the year ended February 28, 2006, the Fund was allocated $6,000 of the Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

  For the year ended February 28, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,789,468 and $9,220,406, respectively.

NOTE 5 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

  Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and real estate investment trusts.

  The tax character of distributions paid during the years ended February 28, 2006 and 2005 were as follows:

                                                2006           2005
                                                ----           ----
          Ordinary income                     $14,620        $    --

  As of February 28, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of investments                                          $17,934,065
                                                                  -----------

     Gross tax unrealized appreciation                            $ 4,473,829
     Gross tax unrealized depreciation                               (493,221)
                                                                  -----------
     Net tax unrealized appreciation                              $ 3,980,608
                                                                  -----------
                                                                  -----------

     Undistributed ordinary income                                $    11,058
     Undistributed long-term capital gain                                  --
                                                                  -----------
     Total distributable earnings                                 $    11,058
                                                                  -----------
                                                                  -----------

     Other accumulated gains/(losses)                             $(6,315,496)
                                                                  -----------
     Total accumulated earnings/(losses)                          $(2,323,830)
                                                                  -----------
                                                                  -----------

  The Fund had a capital loss carryforward of $6,315,496 which expires as follows:

                Year                           Amount
                ----                           ------
                2010                         $2,853,883
                2011                          3,461,613

  During the year ended February 28, 2006, the Fund utilized capital loss carryforwards of $1,414,301.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF
ADVISORS SERIES TRUST AND
SHAREHOLDERS OF
THE AMERICAN TRUST ALLEGIANCE FUND

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund, a series of Advisors Series Trust (the "Trust"), including the schedule of investments, as of February 28, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended February 28, 2003 were audited by other auditors whose report dated April 11, 2003 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Trust Allegiance Fund as of February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
MARCH 17, 2006

NOTICE TO SHAREHOLDERS AT FEBRUARY 28, 2006 (UNAUDITED)

  For the year ended February 28, 2006, the American Trust Allegiance Fund designated $14,620 as ordinary income for purposes of the dividends paid deduction.

  For the year ended February 28, 2006, certain dividends paid by the American Trust Allegiance Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

  For corporate shareholders in the American Trust Allegiance Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2006 was 100%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING RECORDS FOR THE
12-MONTH PERIOD ENDED JUNE 30, 2005

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

  The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Form N-Q is also available by calling 1-800-385-7003.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE
ADDRESS                                                                                   NUMBER OF
POSITION HELD WITH FUND                                                     TRUSTEE       PORTFOLIOS
PRINCIPAL OCCUPATION(S) AND OTHER                                           OF FUND      OVERSEEN IN
DIRECTORSHIPS DURING PAST FIVE YEARS                                         SINCE    FUND COMPLEX*<F6>
------------------------------------                                        -------   -----------------
Walter E. Auch, Born 1921                                                     1997            1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup,
Pimco Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928                                             2002            1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group,
Arena Pharmaceuticals and Cancervax

Donald E. O'Connor, Born 1936                                                 1997            1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Financial Consultant, formerly Executive Vice President and
Chief Operating Officer of ICI Mutual Insurance Company
(until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                                   2002            1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939                                              1997            1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Senior Vice President, Information Services, Federal Home
Loan Bank of San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957                                                    1997            1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the
Fund's administrator (since July 2001); formerly, Executive Vice
President, Investment Company Administration, LLC ("ICA").

Robert M. Slotky, Born 1947                                                   N/A            N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund's
administrator (since July 2001); formerly Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967                                                   N/A            N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services,
LLC (since January 2003); Thrivent Financial for Lutherans
from 2000 to 2003; Attorney Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967                                                    N/A            N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and Administration, U.S. Bancorp
Fund Services, LLC (since March 1997).

*<F6> The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

DISCLOSURE FOR APPROVAL OF ADVISORY AGREEMENT
AMERICAN TRUST INVESTMENT ADVISORS, LLC

At a meeting held on December 15, 2005, the Board, including the Independent Trustees, considered and approved the continuance of the Advisory Agreement for the one-year period ending December 15, 2006. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Fund. This information together with the information provided to the Independent Trustees throughout the course of the year formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1. THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the Advisor's specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board noted the Advisor's commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board's knowledge of the Advisor's operations, and noted that during the course of the prior year the Board had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services are satisfactory and reliable.

2. THE FUND'S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer funds, as classified by Lipper, Inc., and the S&P 500 Composite Stock Price Index (the "Benchmark Index").

     The Board noted that the Fund's year-to-date performance was below the median of its peer group and its benchmark index. The Board also noted that although the Fund's one-year performance was below the median of its peer group and ranked in the fourth quartile of such group, the performance for the Fund was reasonably close to the median for socially responsible funds for any period. The Board noted that there was some question as to whether the Lipper category for the Fund was correct, and that placement in another category would likely have significantly improved the Fund's quartile ranking. It was noted that the Fund has outperformed its benchmark index since its inception. Furthermore, the Trustees were satisfied that the Advisor had identified the cause of underperformance and that recent performance was near the median. The Board recognized that the Fund's investments are subject to social investment criteria, which may have resulted in the Fund declining certain investment opportunities. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that the Advisor's overall performance was satisfactory under current market conditions.

3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEES UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the Fund's peer funds and similar accounts managed by the Advisor.

     The Board noted that the Advisor had agreed to maintain an annual expense ratio of 1.45%. The Trustees noted that, while the Fund's total expense ratio was above its peer group median, the expense structure was in line with the fees charged by the Advisor to its other investment management clients. After taking into account all waivers and reimbursements, the Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4. ECONOMIES OF SCALE. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow and the Fund's expense ratio begins to decline. As the level of the Fund's assets grow, the Advisor expects to be able to cover existing Fund overhead, although there are other Fund expenses that will increase with greater assets. The Board noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed a 1.45% annual expense ratio. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor's financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund. The Board noted that the Advisor continued to subsidize a portion of the Fund's operating expenses, and reviewed the Advisor's compliance with its expense reimbursement obligations. The Board also considered the Advisor's estimate of the Fund's asset level at which it would reach a breakeven level by covering allocated overhead costs. The Board considered that the additional benefits derived by the Advisor from its relationship with the Fund were limited primarily to research benefits received in exchange for "soft dollars." After such review, the Board determined that the profitability of the Advisor from the Advisory Agreement is not excessive, and that the Advisor had maintained adequate resources to support the services to the Fund.

No single factor was determinative of the Board's decision to approve the continuance of the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund's shareholders received reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

                                    ADVISOR
                    American Trust Investment Advisors, LLC
                                One Court Street
                               Lebanon, NH 03766
                                 (800) 788-8806

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202
                                 (800) 385-7003

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                             Philadelphia, PA 19103

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

  This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-800-385-7003.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                         FYE  2/28/2006        FYE  2/28/2005
                         --------------        --------------

Audit Fees                  $13,800               $13,500
Audit-Related Fees          N/A                   N/A
Tax Fees                    $2,200                $2,000
All Other Fees              N/A                   N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                 FYE  2/28/2006      FYE  2/28/2005
----------------------                 --------------      --------------
Registrant                                  N/A                 N/A
Registrant's Investment Adviser             N/A                 N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. DURING THE LAST SIX MONTHS, THERE HAS BEEN A MATERIAL CHANGE TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES. THE NOMINATING COMMITTEE WILL NOW CONSIDER NOMINEES RECOMMENDED BY SHAREHOLDERS.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   ------------------------------------------

     By (Signature and Title)*<F7> /s/Eric M. Banhazl
                                   --------------------------
                                   Eric M. Banhazl, President

     Date   5/5/06
            ----------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F7> /s/Eric M. Banhazl
                                   --------------------------
                                   Eric M. Banhazl, President

     Date   5/5/06
            ----------------------------

     By (Signature and Title)*<F7> /s/Douglas G. Hess
                                   --------------------------
                                   Douglas G. Hess, Treasurer

     Date   5/5/06
            ----------------------------

*<F7> Print the name and title of each signing officer under his or her signature.